UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2022

AVISTA PUBLIC ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40720	98-1584818
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

65 East 55th Street, 18th Floor
New York, NY, 10022
(Address of principal executive offices, including zip code)

(212) 593-6900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value per share, and one-third of one redeemable warrant	AHPAU	Nasdaq Capital Market
Class A ordinary shares, par value of $0.0001 per share	AHPA	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	AHPAW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2022 Incentive Award Plan

On October 24, 2022, Avista Public Acquisition Corp. II, a Cayman Islands exempted company (which shall migrate to and domesticate as a Delaware corporation in connection with the closing of its initial business combination) (“APAC,” and APAC, after giving effect to the Domestication (as defined below), “New OmniAb”), held an extraordinary general meeting of its shareholders (the “Meeting”).

At the Meeting, our shareholders approved, among other things, the OmniAb, Inc. 2022 Incentive Award Plan (the “2022 Incentive Award Plan”), which will become effective upon the closing of the Business Combination (as defined below). The 2022 Incentive Award Plan provides for grants of stock-based compensation awards, including without limitation, non-qualified stock options, incentive stock options, stock appreciation rights, or SARs, restricted stock awards, restricted stock unit awards, incentive unit awards other stock or cash based awards and dividend equivalent awards. Employees, officers and consultants of New OmniAb or any parent or affiliate, including OmniAb, Inc., or any non-employee director of New OmniAb’s board of directors are eligible to receive awards under the 2022 Incentive Award Plan. Following the closing of the Business Combination, the 2022 Incentive Award Plan will be administered by the board of directors of New OmniAb, which may delegate its duties and responsibilities to one or more committees of its directors and/or officers (referred to collectively as the “plan administrator”), subject to the limitations imposed under the 2022 Incentive Award Plan, Section 16 of the Securities Exchange Act of 1934, as amended, stock exchange rules and other applicable laws.

The initial aggregate number of shares of common stock of New OmniAb (“New OmniAb Common Stock”) that will be available for issuance under the 2022 Incentive Award Plan will be equal to the sum of (i) 14% of the number of fully-diluted shares of New OmniAb Common Stock outstanding as of the closing of the Business Combination, and (ii) any shares which, as of the effective date of the 2022 Incentive Award Plan, are subject to awards under the OmniAb, Inc. 2022 Ligand Service Provider Assumed Award Plan and the OmniAb, Inc. 2022 OmniAb Service Provider Assumed Award Plan (each as defined in the definitive proxy statement/prospectus of APAC, which was filed with the United States Securities and Exchange Commission (the “SEC”) on September 30, 2022 (the “proxy statement/prospectus”)), which, on or following the effective date of the 2022 Incentive Award Plan, become available for issuance pursuant to the 2022 Incentive Award Plan recycling provisions, described below. In addition, the number of shares of New OmniAb Common Stock available for issuance under the 2022 Incentive Award Plan will be annually increased on January 1 of each calendar year beginning in 2023 and ending in 2032 by an amount equal to the lesser of (i) a number equal to 5% of the fully-diluted shares on the final day of the immediately preceding calendar year or (ii) such smaller number of shares as is determined by the board of directors of New OmniAb. The maximum number of shares that may be issued pursuant to the exercise of incentive stock options granted under the 2022 Incentive Award Plan is 250,000,000, subject to certain adjustments set forth therein.

The information set forth in the section entitled “Proposal No. 6 — The Incentive Plan Proposal” beginning on page 248 of the proxy statement/prospectus is incorporated herein by reference. The foregoing description of the 2022 Incentive Award Plan and the information incorporated by reference in the preceding sentence does not purport to be complete and is qualified in its entirety by the terms and conditions of the 2022 Incentive Award Plan, which is incorporated by reference to this Current Report on Form 8-K as Exhibit 10.1.

2022 Employee Stock Purchase Plan

At the Meeting, our shareholders also approved, among other things, the OmniAb, Inc. 2022 Employee Stock Purchase Plan (the “ESPP”), which will become effective upon the closing of the Business Combination. The ESPP will be comprised of two distinct components in order to provide increased flexibility to grant options to purchase shares under the ESPP to U.S. and to non-U.S. employees. Specifically, the ESPP authorizes (i) the grant of options to U.S. employees that are intended to qualify for favorable U.S. federal tax treatment under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”) (the “Section 423 Component”), and (ii) the grant of options that are not intended to be tax-qualified under Section 423 of the Code to facilitate participation for employees located outside of the U.S. who do not benefit from favorable U.S. federal tax treatment and to provide flexibility to comply with non-U.S. law and other considerations. The ESPP will be administered by the human capital management and compensation committee of the board of directors of New OmniAb.

The aggregate number of shares of New OmniAb Common Stock that may be issued pursuant to rights granted under the ESPP will equal 1.5% of the number of fully-diluted shares of New OmniAb Common Stock outstanding as of the closing of the Business Combination. In addition, on the first day of each calendar year beginning on January 1, 2023 and ending on (and including) January 1, 2032, the number of shares available for issuance under the ESPP will be increased by a number of shares equal to the lesser of (i) 1% of the fully diluted shares outstanding on the final day of the immediately preceding calendar year, and (ii) such smaller number of shares as determined by the board of directors of New OmniAb. Notwithstanding the foregoing, no more than 100,000,000 shares of New OmniAb Common Stock may be issued under the Section 423 Component of the ESPP, subject to certain adjustments set forth therein.

The information set forth in the section entitled “Proposal No. 7 — The ESPP Proposal” beginning on page 253 of the proxy statement/prospectus is incorporated herein by reference. The foregoing description of the ESPP and the information incorporated by reference in the preceding sentence does not purport to be complete and is qualified in its entirety by the terms and conditions of the ESPP, which is incorporated by reference to this Current Report on Form 8-K as Exhibit 10.2.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Meeting, holders of an aggregate of 17,382,421 Class A ordinary shares of APAC, par value $0.0001 per share (the “APAC Class A Ordinary Shares”), and 5,750,000 Class B ordinary shares, par value $0.0001 per share (the “APAC Class B Ordinary Shares,” and together with the APAC Class A Ordinary Shares, the “ordinary shares”), which represents 80.46% of the ordinary shares outstanding and entitled to vote as of the record date for the Meeting of September 1, 2022, were represented in person, virtually or by proxy, constituting a quorum for the transaction of business.

At the Meeting, the following proposals (each of which is described in more detail in the proxy statement/prospectus) were submitted to and approved by APAC’s shareholders:

1.	Proposal No. 1 – The Business Combination Proposal – a proposal to approve by special resolution that (i) APAC’s entry into the Agreement and Plan of Merger, dated as of March 23, 2022 (the “Merger Agreement”), by and among APAC, Orwell Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of APAC (“Merger Sub”), Ligand Pharmaceuticals Incorporated, a Delaware corporation (“Ligand”), and OmniAb, Inc., a Delaware corporation and, prior to the effective time of the Merger (as defined below), wholly-owned subsidiary of Ligand (“OmniAb”) (a copy of which is attached to the proxy statement/prospectus as Annex A), (ii) APAC’s entry into each of the other Transaction Documents (as defined in the Merger Agreement) and (iii) the transactions contemplated by the Merger Agreement and such Transaction Documents, including, following the Domestication, the merger of Merger Sub with and into OmniAb (the “Merger”), with OmniAb surviving the Merger as a wholly-owned subsidiary of New OmniAb, in accordance with the terms and subject to the conditions of the Merger Agreement, be approved, adopted, ratified and confirmed in all respects (the “Business Combination Proposal”):

For	Against	Abstain
22,190,386	942,035	0

Proposal No. 1 was approved, having received the affirmative vote of holders of at least two-thirds of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting.

2.	Proposal No. 2 – The Domestication Proposal – a proposal to approve by special resolution that APAC be transferred by way of continuation from the Cayman Islands to Delaware and become domesticated as a Delaware corporation in accordance with Section 388 of the Delaware General Corporation Law and de-register as a Cayman Islands exempted company in accordance with Section 206 of the Cayman Islands Companies Act (As Revised) (the “Domestication”) and, immediately upon being de-registered in the Cayman Islands, APAC be registered as a corporation under the laws of Delaware and, conditional upon, and with effect from, the registration of APAC as a corporation in Delaware, the name of APAC be changed from “Avista Public Acquisition Corp. II” to “OmniAb, Inc.” (the “Domestication Proposal”):

For	Against	Abstain
21,813,525	1,318,896	0

Proposal No. 2 was approved, having received the affirmative vote of holders of at least two-thirds of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting.

3.	Proposal No. 3 – The Organizational Documents Proposal – a proposal to approve by special resolution that with effect from the date of the Domestication, APAC’s Amended and Restated Memorandum and Articles of Association (as it may be amended from time to time, the “Cayman Constitutional Documents”) currently in effect be amended and restated by the deletion in their entirety and the substitution in their place of the proposed new certificate of incorporation (the “Proposed Certificate of Incorporation”) and the proposed new bylaws (the “Proposed Bylaws”) (copies of which are attached to the proxy statement/prospectus as Annex H and Annex I, respectively) and that the name of APAC be changed from “Avista Public Acquisition Corp. II” to “OmniAb, Inc.” (the “Organizational Documents Proposal”):

For	Against	Abstain
21,813,525	1,318,896	0

Proposal No. 3 was approved, having received the affirmative vote of holders of at least two-thirds of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting.

4.	Proposal No. 4 – The Governance Proposal – a proposal to approve, on a non-binding advisory basis, certain material differences between the Cayman Constitutional Documents and the Proposed Certificate of Incorporation and Proposed Bylaws, presented separately in accordance with SEC requirements (collectively, the “Non-Binding Governance Proposals”):

4a. Change the Authorized Capital Stock – a proposal to approve and adopt provisions in the Proposed Certificate of Incorporation to authorize the change in the authorized capital stock of APAC from (i) 500,000,000 APAC Class A Ordinary Shares, 50,000,000 APAC Class B Ordinary Shares and 5,000,000 preference shares, par value $0.0001 per share, of APAC to (ii) 1,000,000,000 shares of New OmniAb Common Stock and 100,000,000 shares of New OmniAb preferred stock:

For	Against	Abstain
19,731,197	2,901,134	500,090

4b. Change the Stockholder Vote Required to Amend the Certificate of Incorporation – a proposal to approve and adopt provisions in the Proposed Certificate of Incorporation to require that the affirmative vote of holders of at least 66 2/3% of the voting power of all then-outstanding New OmniAb Common Stock entitled to vote generally in the election of directors, voting together as a single class, to adopt, amend or repeal the Proposed Bylaws and the provisions in the Proposed Certificate of Incorporation related to preferred stock, the board of directors, stockholders, limitation on liability and indemnification of directors and officers, forum selection and amendments to the Proposed Certificate of Incorporation:

For	Against	Abstain
19,731,197	2,901,134	500,090

4c. Establish a Classified Board of Directors – a proposal to approve and adopt provisions in the Proposed Certificate of Incorporation that would divide the New OmniAb board of directors into three classes, with only one class of directors being elected in each year and each class serving a three-year term:

For	Against	Abstain
19,731,197	2,901,134	500,090

4d. Action by Written Consent Stockholders – a proposal to approve and adopt provisions in the Proposed Certificate of Incorporation to provide that any action required or permitted to be taken by the New OmniAb stockholders may be effected at a duly called annual or special meeting of such stockholders, and may not be taken by written consent:

For	Against	Abstain
19,731,197	2,901,134	500,090

4e. Removal of Directors – a proposal to approve and adopt provisions in the Proposed Certificate of Incorporation to require the affirmative vote of the holders of at least 66 2/3% of the voting power of the outstanding shares of New OmniAb entitled to vote to remove a director for cause:

For	Against	Abstain
19,731,147	2,901,134	500,140

4f. Delaware as Exclusive Forum – a proposal to approve and adopt provisions in the Proposed Certificate of Incorporation to provide that, unless New OmniAb consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for the types of actions or proceedings under Delaware statutory or common law for the actions described in the proxy statement/prospectus:

For	Against	Abstain
19,731,197	2,901,134	500,090

Proposals No. 4a, 4b, 4c, 4d, 4e and 4f were approved, having received the affirmative vote of holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting.

5.	Proposal No. 5 – The Stock Issuance Proposal – a proposal to approve by ordinary resolution, that, for the purposes of complying with the applicable provisions of Nasdaq Listing Rules 5635(a), (b) and (d), the issuance of shares of New OmniAb Common Stock pursuant to the Merger Agreement and in connection with (a) the Domestication, (b) the PIPE Investment, (c) the Redemption Backstop and (d) the Merger (as each of the capitalized terms used in clauses (b), (c) and (d) are defined in the Merger Agreement), including to existing APAC shareholders, OmniAb stockholders, holders of OmniAb Equity Awards (as defined in the proxy statement/prospectus) and Avista Acquisition LP II (the “Sponsor”) be approved in all respects (the “Stock Issuance Proposal”):

For	Against	Abstain
21,813,525	1,318,896	0

Proposal No. 5 was approved, having received the affirmative vote of holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting.

6.	Proposal No. 6 – The Incentive Plan Proposal – a proposal to approve by ordinary resolution that the OmniAb, Inc. 2022 Incentive Award Plan (as defined in the proxy statement/prospectus) be approved, ratified and confirmed in all respects (the “Incentive Plan Proposal”)

For	Against	Abstain
21,765,821	1,366,550	50

Proposal No. 6 was approved, having received the affirmative vote of holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to voted thereon and who voted at the Meeting.

7.	Proposal No. 7 – The ESPP Proposal – a proposal to approve by ordinary resolution, that the OmniAb, Inc. 2022 Employee Stock Purchase Plan (as defined in the proxy statement/prospectus) be approved, ratified and confirmed in all respects (the “ESPP Proposal”).

For	Against	Abstain
21,813,475	1,318,896	50

Proposal No. 7 was approved, having received the affirmative vote of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting.

8.	Proposal No. 8 – The Director Election Proposal – a proposal to approve by ordinary resolution, that the seven (7) persons listed below be elected to serve on the board of directors of New OmniAb upon the consummation of the combination of APAC and OmniAb pursuant to the transactions provided for and contemplated in the Merger Agreement (the “Business Combination”) to serve staggered terms until the 2023, 2024 and 2025 annual meetings of stockholders, as applicable, or until their respective successors are duly elected and qualified or until their earlier death, resignation, retirement or removal for cause:

Class I Nominees:

a.	Matthew W. Foehr

For	Against	Abstain
21,813,525	1,318,896	0

b.	Jennifer Cochran, Ph.D.

For	Against	Abstain
21,813,525	1,318,896	0

Class II Nominees:

c.	Sarah Boyce

For	Against	Abstain
21,813,525	1,318,896	0

d.	Sunil Patel

For	Against	Abstain
21,813,525	1,318,896	0

Class III Nominees:

e.	John L. Higgins

For	Against	Abstain
21,410,695	1,721,726	0

f.	Carolyn Bertozzi, Ph.D.

For	Against	Abstain
21,813,525	1,318,896	0

g.	Joshua Tamaroff

For	Against	Abstain
21,813,525	1,318,896	0

All nominees for election to the board of directors of New OmniAb following the consummation of the Business Combination were elected, each such nominee having received the affirmative vote of holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting.

9.	Proposal No. 9 – The Adjournment Proposal

Because there were sufficient votes to approve each of the above proposals, and it was not otherwise deemed necessary or appropriate to adjourn the Meeting to a later date, Proposal No. 9, a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient shares represented to constitute a quorum necessary to conduct business at the extraordinary general meeting or for the approval of one or more proposals at the extraordinary general meeting, was not considered.

Item 8.01 Other Events

Holders of 21,713,864 APAC Class A Ordinary Shares sold in APAC’s initial public offering properly exercised their rights to have such shares redeemed for a pro rata portion of the trust account holding the proceeds from APAC’s initial public offering, calculated as of two business days prior to the Meeting, or approximately $10.32 per share and $224,048,746.95 in the aggregate (the “Redemptions”).

Pursuant to that certain Amended and Restated Forward Purchase Agreement, dated March 23, 2022, by and among APAC, the Sponsor, and OmniAb (the “A&R FPA”), New OmniAb will issue to the Sponsor an additional 8,672,934 shares of New OmniAb Common Stock and an additional 1,445,489 warrants of New OmniAb (“New OmniAb Warrants”), for an aggregate additional purchase price of $86,729,340.00, in order to backstop the Redemptions.

In addition, pursuant to the A&R FPA, immediately prior to the closing of the Merger, New OmniAb will issue to the Sponsor 1,500,000 shares of New OmniAb Common Stock and 1,666,667 New OmniAb Warrants, for an aggregate purchase price of $15,000,000, on a private placement basis.

Important Information and Where to Find It

This communication does not contain all the information that should be considered concerning the Business Combination. This communication is not a substitute for the registration statements that OmniAb and APAC have filed with the SEC or any other documents that APAC or OmniAb may file with the SEC, or that APAC, Ligand or OmniAb may send to stockholders in connection with the Business Combination. It is not intended to form the basis of any investment decision or any other decision in respect to the Business Combination. APAC’s shareholders and Ligand’s stockholders and other interested persons are advised to read the registration statements, and documents incorporated by reference therein, as these materials will contain important information about APAC, OmniAb and the Business Combination.

The registration statements, proxy statement/prospectus and other documents are also available free of charge, at the SEC’s website at www.sec.gov, or by directing a request to: Avista Public Acquisition Corp. II, 65 East 55th Street, 18th Floor, New York, NY 10022.

No Solicitation or Offer

This communication shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to any registration or qualification under the securities laws of any such jurisdictions. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

Forward-Looking Statements

This communication contains forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical facts contained in this communication, including statements regarding the expected timing and structure of the Business Combination, the ability of the parties to complete the Business Combination, and the expected benefits of the Business Combination, are forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of Ligand, OmniAb and APAC, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, but are not limited to: the risk that the transactions may not be completed in a timely manner or at all, which may adversely affect the price of Ligand’s or APAC’s securities; the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, the amount of funds available in APAC’s trust account following redemptions by APAC’s shareholders; the failure to receive certain governmental and regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the ability to continue to meet Nasdaq’s listing standards following the consummation of the Business Combination; costs related to the Business Combination; that the price of APAC’s or Ligand’s securities may be volatile due to a variety of factors, including Ligand’s, APAC’s or OmniAb’s inability to implement their business plans or meet or exceed their financial projections and changes in the combined capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities; and the ability of OmniAb to implement its strategic initiatives.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of APAC’s registration statement on Form S-1 (File No. 333-257177), APAC’s registration statement on Form S-4, OmniAb’s registration statement on Form 10, the proxy statement/prospectus/information statement and certain other documents filed or that may be filed by APAC, Ligand or OmniAb from time to time with the SEC following the date hereof. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Ligand, OmniAb and APAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

None of Ligand, OmniAb, or APAC gives any assurance that Ligand, OmniAb or APAC will achieve their expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	OmniAb, Inc. 2022 Incentive Award Plan
10.2	OmniAb, Inc. 2022 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avista Public Acquisition Corp. II

Date: October 24, 2022	By:	/s/ Benjamin Silbert
	Name:	Benjamin Silbert
	Title:	General Counsel